ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION
3.	ACQUISITION

On February 10, 2010, the Group acquired Citylead together with its subsidiaries and VIE, QIGI Technology, a domestic brand mobile phone company.

The consideration paid includes $500 of cash and 65,934,066 ordinary shares of the Company at a fair value of $0.19 per ordinary share as of the acquisition date. There are contingent receivables according to the acquisition agreements based on QIGI Technology’s operating performance. If QIGI Technology does not meet the performance target for year 2010 or 2011 as stipulated in the share purchase agreement, the former shareholders of Citylead are obligated to return certain number of ordinary shares of the Company back to the Group based on a pre-determined formula. Such contingent share receivable was initially recorded as contingent receivable at fair value as of the acquisition date and subsequently remeasured at fair value at each period end. For the both year 2010 and 2011, QIGI Technology had met the operating performance. As of December 31, 2011, such contingent receivable was $nil. Total consideration paid was determined as follows:

Cash consideration	$500
Fair value of ordinary shares	12,835
Fair value of contingent receivable	(196)

Total consideration	$13,139

Through this acquisition the Group expanded its branding business to target enterprise users and operator tailored customers.

The transaction was considered an acquisition of a business and accordingly the acquisition method of accounting has been applied.

The purchase price allocation of the transaction was determined by the Group with the assistance of an independent valuation firm, and was allocated to assets acquired and liabilities assumed as follows:

		Amortization period
Cash acquired	$11,183
Intangible assets:
Contract backlog	20	0.1 year
Customer base	680	5 years
Trade name & domain name	1,670	Indefinite life
Goodwill	1,242
Deferred tax liability	(170)
Other net liabilities acquired	(1,486)

Total	$13,139

The goodwill is mainly attributable to intangible assets that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise of (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

The change of fair value of the contingent receivable from date of acquisition to December 31, 2010 and 2011 were determined to be a decrease in asset of $107 and $89, which was recognized as other expense in the consolidated statements of operations in the period of year 2010, and 2011, respectively.

The following pro forma information summarizes the results of operations for the Group as if the acquisition had occurred as of January 1, 2010. The following pro forma financial information is not necessarily indicative of the result that would have occurred had the acquisition been completion at the beginning of the period indicated, nor is it indicative of future operating results:

Year ended December 31, 2010
Total revenue	$273,340
Net income attributable to China Techfaith Wireless Communication Technology Limited	$27,591

Net income per share attributable to China Techfaith Wireless Communication Technology Limited
- Basic	$0.04
- Diluted	$0.03